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                                                               EXHIBIT 23.1




                     CONSENT OF INDEPENDENT ACCOUNTANTS
                     ----------------------------------


We hereby consent to the incorporation by reference in the Prospectuses constituting part of the Registration Statements on Form S-3 (Nos. 333-60913, 333-76505 and 333-89659) of Toyota Motor Credit Corporation of our report dated October 29, 1999 appearing on page 30 of this Form 10-K.


/S/ PRICEWATERHOUSECOOPERS LLP



Los Angeles, California
December 20, 1999